UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2018

PERFORMANCE FOOD GROUP COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37578	43-1983182
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 West Creek Parkway Richmond, Virginia	23238
(Address of Principal Executive Offices)	(Zip Code)

(804) 484-7700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2018 annual meeting of stockholders of Performance Food Group Company (the “Company”), the Company’s stockholders approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (as amended, the “Amended and Restated Certificate of Incorporation”) (i) to declassify the Company’s Board of Directors over a three-year period so that beginning at the Company’s 2021 annual meeting of stockholders all directors will be elected for a one-year term and (ii) to provide that, once the Company’s Board of Directors is fully declassified, all directors of the Company may be removed either with or without cause.

On November 13, 2018, the Company filed with the Secretary of State of the State of Delaware the Amended and Restated Certificate of Incorporation, which became effective immediately.

The foregoing description of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 13, 2018, the Company held its 2018 annual meeting of stockholders. At the annual meeting, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on October 2, 2018 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of stockholders were as follows:

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the persons listed below as Class III directors for a three-year term expiring at the Company’s 2021 annual meeting of stockholders or until their respective successors are duly elected and qualified:

	Votes Cast For	Votes Cast Against	Broker Non-Votes
William F. Dawson, Jr.	71,093,246	23,547,421	3,295,924
Manuel A. Fernandez	88,252,135	6,388,532	3,295,924
Kimberly S. Grant	72,340,493	22,300,174	3,295,924
Randall N. Spratt	94,581,924	58,743	3,295,924

Proposal No. 2 – Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2019.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
97,393,640	532,952	9,999	N/A

Proposal No. 3 – Non-Binding Vote on Executive Compensation

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
91,107,800	3,457,708	75,159	3,295,924

Proposal No. 4 – Approve Amended and Restated Certificate of Incorporation to Declassify the Board of Directors

The Company’s stockholders approved the Amended and Restated Certificate of Incorporation.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes
94,618,892	3,609	18,166	3,295,924

Item 8.01.	Other Events.

On November 13, 2018, the Board of Directors of the Company authorized a share repurchase program for up to $250 million of the Company’s common stock. These repurchases of the Company’s outstanding common stock will be made in accordance with applicable securities laws and may be made at management’s discretion from time to time in the open market, through privately negotiated transactions or otherwise, including pursuant to Rule 10b5-1 trading plans.

The share repurchase program may be amended, suspended or discontinued at any time at the Company’s discretion and does not commit the Company to repurchase shares of its common stock. The actual timing, number and value of the shares to be purchased under the program will be determined by the Company at its discretion and will depend on a number of factors, including the performance of the Company’s stock price, general market and other conditions, applicable legal requirements, and compliance with the terms of the Company’s outstanding indebtedness.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description

3.1	Amended and Restated Certificate of Incorporation of Performance Food Group Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERFORMANCE FOOD GROUP COMPANY

Date: November 14, 2018	By:	/s/ A. Brent King
	Name:	A. Brent King
	Title:	Senior Vice President, General Counsel and Secretary